Preferred shares	12 Months Ended
Dec. 31, 2017
Notes to Financial Statements
Preferred shares

InflaRx GmbH had issued voting preferred shares for cash to investors in several financing rounds to fund its development activities. The preferred shares did not contain a redemption feature. The preferred shareholders were entitled to a disproportionate share of the net assets of the Company in case of certain “exit events”. These exit events included the insolvency, dissolution or liquidation of the Company, a sale of at least 50% of the shares or total assets of the Company, a merger or take-over or any other event pursuant to which the current shareholders own less than a majority of the voting rights in the Company or the combined entities or a reverse takeover by way of a share swap or merger. Upon the occurrence of an exit event, the preferred shares were entitled – prior to and in preference to the holders of common shares –to unpaid accreted dividends of 8% per annum on the issue price of the Series A preferred shares and 6% per annum on the issue prices of the Series B preferred shares and Series C preferred shares.

On July 21, 2016 InflaRx GmbH issued 47,246 Series C preferred shares for cash contributions of €30.9 million (after expenses). As of December 31, 2016, the carrying amount of preferred shares totaled €53.4 million including accrued intrest of €1.8 million. Further payments in relation to the Series C financing were received in March 2017. The carrying amount of the preferred shares at a certain date is determined as the amortized cost using the effective interest rate method based on the contractual cash flows of the instrument. The Company did not elect to recognize the preferred shares at fair value through profit or loss.

On October 12, 2017, InflaRx and its shareholders entered into an investment and adherence agreement with entities affiliated with RA Capital Management, LLC, Bain Capital Life Sciences Investors, LLC and Cormorant Asset Management LLC and certain funds and accounts managed or advised by subsidiaries of BlackRock, Inc., which are collectively referred to as the Series D investors, pursuant to which (1) InflaRx issued and sold in a private placement an aggregate of 27,555 Series D preferred shares to the Series D investors at a price per share of €927.92 (€11.05 after giving effect to the reorganization), for aggregate net cash proceeds to InflaRx (after expenses) of approximately €25.6 million and (2) certain existing shareholders of InflaRx agreed to sell their existing preferred shares to certain of the Series D investors, following which such existing preferred shares were converted into Series D preferred shares.

Upon the consummation of the corporate reorganization, the preferred shares were converted into common shares. Therefore the respective liability was reclassified from financial liabilities into equity (please also refer to note 12).